UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2011

EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33089 (Commission File Number)	82-0572194 (I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor New York, New York 10017 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 277-7100

NOT APPLICABLE
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In response to several incorrect media reports in India, ExlService Holdings, Inc. (“EXL” or the “Company”) has posted on its website the letter to its employees attached hereto as Exhibit 99.1 explaining that there are no current plans to solicit strategic transactions to sell the Company.   Although it is generally the Company's policy not to respond to rumors or speculation,  EXL sent the letter to its employees because of the significant media coverage in India.  The Company does not intend to make any further comments on this matter.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to EXL’s operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control.  Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions.  These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.  You should understand that these statements are not guarantees of performance or results.  They involve known and unknown risks, uncertainties and assumptions.  Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.  These factors are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K for the year ended December 31, 2010.  These risks could cause actual results to differ materially from those implied by forward-looking statements in this release.  You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made.  New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL.  EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Letter to Employees, dated April 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: April 5, 2011	By:	/s/ Amit Shashank
Name: Amit Shashank
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Letter to Employees, dated April 5, 2011.